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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 23, 2001


                                4-D NEUROIMAGING
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)


                  1-10285                                95-2647755
         (Commission File Number)            (IRS Employer Identification No.)


            9727 Pacific Heights Boulevard, San Diego, CA 92121-3719
               (Address of principal executive offices) (Zip Code)


                                 (858) 453-6300
              (Registrant's telephone number, including area code)




ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(i) On March 23, 2001, 4-D Neuroimaging (the "Registrant") engaged the accounting firm of Swenson Advisors, LLP as its independent certifying accountants for the remainder of the fiscal year ending September 30, 2001.

(ii) On March 23, 2001, the Registrant notified Arthur Andersen LLP of their dismissal. Arthur Andersen LLP was the independent certifying accountant previously engaged to audit the Registrant's financial statements for the fiscal year ended September 30, 2000 and to review the quarterly financial statements for the period ended December 31, 2000.

(iii) The Registrant's engagement of Swenson Advisors, LLP and the dismissal of Arthur Andersen LLP were recommended by the Registrant's Audit Committee and approved by the Registrant's Board of Directors.


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(iv)     During the two fiscal years ended September 30, 1999 and 2000 and through the quarter ended December 31, 2000, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused that firm to make reference in connection with its report on the financial statements of the Registrant for such years.

(v) During the two fiscal years ended September 30, 1999 and 2000 and through the quarter ended December 31, 2000, in accordance with Rule 304 (a)(1)(iv) and in conjunction with the audit of the Registrant's financial statements for the fiscal year ended September 30, 2000 and in conjunction with the review of the Registrant's financial statements for the quarter ended December 31, 2000, there were no reportable events, as defined, except that Arthur Andersen LLP notified Registrant's management and the Audit Committee of the Board of Directors that the departure of the Registrant's Chief Financial Officer and Controller and the vacancies in these positions represented a weakness in the Registrant's internal control structure and financial reporting process.

(vi) During the period between the departure of the previous Chief Financial Officer on November 22, 2000, and December 19, 2000, when the Company engaged, on a part-time basis, a senior financial consultant with prior experience as a Chief Financial Officer, financial reporting was overseen by the current Chief Executive Officer. The Chief Executive Officer had been appointed Interim Chief Financial Officer by the Board of Directors on November 22, 2000. The Chief Executive Officer had over 14 years of experience with the Company with intimate knowledge of the business.

(vii) The Registrant has authorized Arthur Andersen LLP to respond fully to the inquiries of Swenson Advisors, LLP concerning this subject matter in (v) above as well as to respond to all other inquiries of Swenson Advisors, LLP.

(viii) Arthur Andersen LLP's reports on the financial statements as of and for the years ended September 30, 1999 and 2000 contained no adverse opinions or disclaimers of opinion and were not modified or qualified as to audit scope or accounting principles, but did contain modifications as to the Registrant's ability to continue as a going concern.

(ix) The Registrant requested that Arthur Andersen LLP furnish a letter to the Registrant addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Arthur Andersen LLP's letter to the Securities and Exchange Commission, dated March 28, 2001, is filed as Exhibit 16.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)      EXHIBITS.

         Exhibit No.       Description
         -----------       -----------
         16.1              Letter from Arthur Andersen LLP to the Securities and
                           Exchange Commission dated March 28, 2001.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               4-D NEUROIMAGING



Date:  March 28, 2001                          /s/  D. Scott Buchanan
                                               ---------------------------------
                                               D. Scott Buchanan,  President and
                                               Chief Executive Officer





                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated March 28, 2001.